Condensed financial information of the parent company (Details 1) - USD ($)	6 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
OTHER (EXPENSE) INCOME
General and administrative expenses	$ (2,736,409)	$ (812,848)
Total other expense, net	(58,566)	(66,352)
Parent Company [Member]
OTHER (EXPENSE) INCOME
Equity loss of subsidiaries	(1,312,607)	(222,778)
General and administrative expenses	(1,181,621)	(207,892)
Total other expense, net	(2,494,228)	(430,670)
NET LOSS	$ (2,482,889)	$ (368,815)